UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2004

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246

Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On April 30, 2004, Water Pik Technologies, Inc. (the “Company”) entered into a Settlement Agreement with Tennenbaum Capital Partners, LLC (“TCP”) and related parties regarding the end of the proxy contest between the Company and TCP.  A copy of the Settlement Agreement is filed as Exhibit 99.1 to this Form 8-K and the terms of the Settlement Agreement are incorporated herein by reference.

On May 3, 2004, the Company and TCP jointly issued a news release announcing, among other things, that (i) the proxy contest with TCP has ended, (ii) TCP will not vote any of TCP’s blue proxy cards it has received or may receive from Company stockholders, and (iii) Company stockholders are encouraged to vote only on the Company’s white proxy cards for the upcoming Annual Meeting of Stockholders on May 13, 2004.  A copy of the Company’s press release announcing the above is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibits.

(c)	Exhibits

	99.1	Settlement Agreement dated April 30, 2004 between Water Pik Technologies, Inc. and Tennenbaum Capital Partners, LLC, et al.

	99.2	News Release dated May 3, 2004 issued by Water Pik Technologies, Inc. and Tennenbaum Capital Partners, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	May 3, 2004	:	By	/s/ RICHARD D. TIPTON
Richard D. Tipton,
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Settlement Agreement dated April 30, 2004 between Water Pik Technologies, Inc. and Tennenbaum Capital Partners, LLC, et al.

99.2	News Release dated May 3, 2004 issued by Water Pik Technologies, Inc. and Tennenbaum Capital Partners, LLC